Branch Closure Costs	12 Months Ended
Sep. 30, 2012
Branch Closure Costs [Abstract]
Branch Closure Costs [Text Block]

Note 7 – Branch Closure Costs

During the year ended September 30, 2012, with better clarity regarding the impact of market regulations the Company reassessed its locations and branch distribution. As a result, the Company closed 63 of its lower performing branches in Canada (2011 – nil, 2010 - nil) and incurred $1,574 in branch closure costs. The charges included $1,389 relating to lease buy-out costs, $60 in employee severance and benefit costs, and $125 in other costs. See Note 9 regarding asset impairment charges related to the closed branches.

Of the $1,574 of branch closure costs recorded, $879 (2011 - $nil, 2010 - $nil) is included in accrued liabilities as at September 30, 2012. The Company expects these accrued liabilities to be settled within one year.